DEPOSITS	12 Months Ended
Dec. 31, 2013
Deposits [Abstract]
Deposit Liabilities Disclosures [Text Block]

NOTE F — DEPOSITS

At December 31, 2013 the Company had $448.4 million in total deposits which was comprised of $85.3 million in non-interest bearing deposits and $363.1 million in interest bearing deposits. Of the $363.1 million in interest bearing deposits, $16.6 million were in savings accounts, $124.6 million were in money market and NOW accounts, and $221.9 million were in time deposits.
The scheduled maturities of time deposits at December 31, 2013 are as follows:

Total Time Deposits
(dollars in thousands)
Three months or less	$18,190
Over three months through twelve months	64,867
Over one year through two years	52,913
Over two years through three years	40,530
Over three years through four years	41,124
Over four years through five years	4,255
Over five years	—
$221,879
Time deposits with balances of $100,000 or more at December 31, 2013 were $112.6 million.